UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2013

Hanesbrands Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road Winston-Salem, NC		27105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (336) 519-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 5, 2013, Hanesbrands Inc. (“HanesBrands”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 29, 2012. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Exhibit 99.1 contains disclosures about adjusted EPS from continuing operations, EBITDA, adjusted EBITDA and free cash flow, which are not generally accepted accounting principle (“GAAP”) measures. Adjusted EPS from continuing operations is defined as earnings per diluted share from continuing operations excluding the after-tax charge for bond prepayment expenses and acceleration of noncash unamortized debt costs associated with retiring $250 million of HanesBrands’ 8 percent senior notes due 2016. EBITDA is earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA excluding $34 million in debt prepayment expenses incurred in the fourth quarter of fiscal 2012. Free cash flow is defined as net cash provided by operating activities less net capital expenditures. HanesBrands has chosen to provide these measures to investors to enable additional analyses of past, present and future operating performance and as an additional means of analyzing the company’s performance absent the effect of voluntary long-term debt prepayment. This non-GAAP information should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP or other pro forma measures used by other companies.

Item 7.01. Regulation FD Disclosure

Exhibit 99.1 to this Current Report on Form 8-K includes forward-looking financial information that is expected to be discussed on our previously announced conference call with investors and analysts to be held at 4:30 p.m., Eastern time, today (February 5, 2013). The call may be accessed on the home page of the HanesBrands corporate website, www.hanesbrands.com. Replays of the call will be available in the investors section of the HanesBrands corporate website and via telephone. The telephone playback will be available from approximately midnight, Eastern time, on February 5, 2013, until midnight, Eastern time, on February 12, 2013. The replay will be available by calling toll-free (855) 859-2056, or by toll call at (404) 537-3406. The replay pass code is 92989781. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1        Press release dated February 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 5, 2013	HANESBRANDS INC.

	By:	/s/ Richard D. Moss
Richard D. Moss
Chief Financial Officer

Exhibits

99.1	Press release dated February 5, 2013